UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2010
Amending original Form 8-K: June 7, 2010 (June 1, 2010)

BIO-CARBON SYSTEMS INTERNATIONAL INC.
(Exact name of Company as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-53809
(Commission File Number)

27-0531073
(IRS Employer Identification No.)

123 March Street, Suite 202, Sault Ste Marie, Ontario, Canada P6A 2Z5
(Address of Principal Executive Offices) (Zip code)

Company's telephone number, including area code: 705-253-5096

300 Center Avenue, Suite 202, Bay City, MI 48708
(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the Company under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

FORWARD LOOKING STATEMENTS

There are statements in this current report that are not historical facts. These "forward-looking statements" can be identified by use of terminology such as "believe," "hope," "may," "anticipate," "should," "intend," "plan," "will,”, “would”, "expect," "estimate," "project," "positioned," "strategy" and similar expressions. You should be aware that these forward-looking statements are subject to risks and uncertainties that are beyond our control. For a discussion of these risks, you should read this entire current report carefully, especially the risks discussed under Risk Factors." Although management believes that the assumptions underlying the forward looking statements included in this current report are reasonable, they do not guarantee our future performance, and actual results could differ from those contemplated by these forward looking statements. The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. In the light of these risks and uncertainties, there can be no assurance that the results and events contemplated by the forward-looking statements contained in this current report will in fact transpire. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. We do not undertake any obligation to update or revise any forward-looking statements.

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by ABC Acquisition Corp. 1501 (now known as Bio-Carbon Systems International Inc.) on June 7, 2010, to supplement the disclosure provided under item 4.01 and include a response to item 304(a)(2) of Regulation S-K.

Item 4.01. Changes in Company’s Certifying Accountant

The following disclosure is added to the Company’s Form 8-K filed on June 7, 2010 under Item 4.01. As previously reported, the Company engaged Soberman, LLP, of Toronto, Ontario, Canada as the Company’s independent registered public accounting firm as of June 4, 2010. Soberman LLP is and will continue to be the Company’s independent registered public accounting firm.

Further to the requirements of item 304(a)(2) of Regulation S-K, the Company is confirming that it has never previously engaged Soberman LLP, as either principal accountant to audit the Company’s financial statements (and the Company has no subsidiaries), or as an independent accountant on whom the principal accountant of the Company was expected to express reliance in its report. In addition, prior to the engagement Soberman LLP on June 4, 2010, the Company has not consulted Soberman LLP regarding the application of accounting principles to a specified transaction (either completed proposed), or the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was either subject of a disagreement (as defined in item 304(a)1(iv) of Regulation S-K) or a reportable event (as defined in item 304(a)(v) of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 26, 2010

BIO-CARBON SYSTEMS INTERNATIONAL INC.

By: /s/ President & CEO
Luc Duchesne
President & CEO